                                                                   Exhibit 10.29

                                 AMENDMENT NO. 7


     THIS AMENDMENT NO. 7 dated as of March 20, 2002 (this "Amendment") to the
                                                            ---------
Credit Agreement referenced below is by and among HUGHES ELECTRONICS CORPORATION, a Delaware corporation (the "Borrower" or the "Company"), the Banks
                                          --------          -------
party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not
               --------------------
otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H


     WHEREAS, a revolving credit and term loan facility has been established in favor of the Borrower pursuant to the terms of that Amended and Restated Revolving Credit Agreement (Multi-Year Facility) dated as of November 24, 1999 (as amended and modified, the "Credit Agreement") among the Borrower, the Banks
                               ----------------
identified therein, and the Administrative Agent; and

     WHEREAS, the parties hereto have agreed to certain modifications to the Credit Agreement;


     NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     SECTION 1 Amendments to the Credit Agreement. The Credit Agreement is
               -----------------------------------
hereby amended in the following respects:

     1.1 The following definitions in Section 1.1 are amended and restated in their entirety or added in the correct alphabetical order to read as follows:

     "Commitments" means the Revolving Commitments, the LOC Commitment and the
      -----------
Term Loan Commitments.


     "Loan" or "Loans" means the Revolving Loans and the Term Loans, and the
      ----      -----
Base Rate Loans and Eurodollar Loans comprising such Loans.

     "Loan Obligations" means the Revolving Obligations and the Term Loans.
      ----------------


     "Loan Request" means a notice given by Borrower pursuant to Section
      ------------
2.2(a)(i) or (iii).

     "Other Guaranty Shared Collateral Debt" means those guaranty obligations of
      -------------------------------------
the Borrower in respect of loans, letters of credit, reimbursement obligations and lines of credit extended to its subsidiaries as set forth on Schedule 8.1B
                                                                 -------------
hereto by those Banks under this Agreement that have entered into an Intercreditor Agreement with the Administrative Agent and the Collateral Agent, in each case as such Schedule 8.1B may be amended, modified, supplemented or replaced from time to time by the Borrower by delivery to the Administrative

 Agent of an updated Schedule 8.1B; provided, however, in no event shall the
                                    --------
 principal amount of the Other Guaranty Shared Collateral Debt exceed $150 million and interest thereon.

     "Term Loan Commitments" means the Tranche A Term Loan Commitment and the
      ---------------------
Tranche B Term Loan Commitment.

     "Term Loan Committed Amounts" means the Tranche A Term Loan Committed
      ---------------------------
Amount and the Tranche B Term Loan Committed Amount.

     "Term Loan" means the Tranche A Term Loan and the Tranche B Term Loan.
      ---------

     "Term Notes" means the promissory notes, if any, evidencing the Tranche A
      ----------
Term Loan or the Tranche B Term Loan, each as amended, modified, supplemented, extended, renewed or replaced.

     "Termination Date" means:
      ----------------

     (i) with respect to the Revolving Obligations and the Tranche A Term Loan, the earlier of (A) December 5, 2002 or, if such day is not a Business Day, the next preceding Business Day and (B) the effective date of the merger between the Borrower (or HEC Holdings, Inc., a holding company formed to hold all of the capital stock of the Borrower) and EchoStar Communications Corporation (or any of its subsidiaries) pursuant to the terms of the EchoStar Transaction Documents; and

     (ii) with respect to the Tranche B Term Loan, the earliest to occur of (A) March 20, 2003 or, if such day is not a Business Day, the next preceding Business Day, (B) the effective date of the merger between the Borrower (or HEC Holdings, Inc., a holding company formed to hold all of the capital stock of the Borrower) and EchoStar Communications Corporation (or any of its subsidiaries) pursuant to the terms of the EchoStar Transaction Documents, (C) the maturity date for the Revolving Obligations, if not extended, and (D) the maturity date for the loans and obligations owing under the GMAC Credit Agreement, if not extended.

     "Tranche A Term Loan" shall have the meaning given such term in Section 2.1
      -------------------
(c)(i).

     "Tranche A Term Loan Commitment" means the commitment of each Bank to make
      ------------------------------
its portion of the Tranche A Term Loan hereunder, being the dollar amount set forth opposite such Bank's name on Schedule 1 hereto, as such amount may be
                                   ----------
reduced or changed pursuant to Sections 3.5 and 3.6; provided that for purposes
                                                     --------
of making determinations of Majority Banks hereunder and for other purposes after date of advance of the Tranche A Term Loan, the principal amount of the "Tranche A Term Loan Commitment" hereunder shall be the outstanding principal amount of the Tranche A Term Loan.

     "Tranche A Term Loan Committed Amount" means, collectively, the aggregate
      ------------------------------------
amount of all Tranche A Term Loan Commitments, and individually, the amount of each Bank's Tranche

A Term Loan Commitment as set forth on Schedule 1 hereto, as such amount may be
                                       ----------
reduced or changed pursuant to Sections 3.5 and 3.6.

     "Tranche B Term Loan" shall have the meaning given such term in Section 2.1
      -------------------
(c)(ii).

     "Tranche B Term Loan Commitment" means the commitment of each Bank to make
      ------------------------------
its portion of the Tranche B Term Loan hereunder, being the dollar amount set forth opposite such Bank's name on Schedule 1 hereto, as such amount may be
                                   ----------
reduced or changed pursuant to Sections 3.5 and 3.6; provided that for purposes
                                                     --------
of making determinations of Majority Banks hereunder and for other purposes after date of advance of the Tranche B Term Loan, the principal amount of the "Tranche B Term Loan Commitment" hereunder shall be the outstanding principal amount of the Tranche B Term Loan.

     "Tranche B Term Loan Committed Amount" means, collectively, the aggregate
      ------------------------------------
amount of all Tranche B Term Loan Commitments, and individually, the amount of each Bank's Tranche B Term Loan Commitment as set forth on Schedule 1 hereto, as
                                                           ----------
such amount may be reduced or changed pursuant to Sections 3.5 and 3.6.

     1.2 Section 2.1(c) is amended and restated in its entirety to read as follows:


     (c) Term Loan Commitments. On or after the Amendment Date, the Borrower may
         ----------------------
elect to establish a Term Loan facility as provided in Section 3.6(b), and in any such case:


          (i) Each Bank with a Tranche A Term Loan Commitment will lend to the Borrower in U.S. dollars (the "Tranche A Term Loans") the amount set forth
                                    --------------------
     opposite such Bank's name and identified as its "Tranche A Term Loan Commitment" on Schedule 1 hereto. The Tranche A Term Loan may consist of
                    ----------
     Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Tranche A Term Loan may not be reborrowed.

          (ii) Each Bank with a Tranche B Term Loan Commitment will lend to the Borrower in U.S. dollars (the "Tranche B Term Loans") the amount set forth
                                    --------------------
     opposite such Bank's name and identified as its "Tranche B Term Loan Commitment" on Schedule 1 hereto. The Tranche B Term Loan may consist of
                    ----------
     Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Tranche B Term Loan may not be reborrowed.

     1.3 Section 2.2(a) (iii) is amended and restated in its entirety to read as follows:


          (iii) Term Loans. In the case of the Term Loans, to the Administrative
                -----------
     Agent not later than 9:00 A.M. (California time) on the day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the day of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Term Loan advance is requested and the respective tranche thereof, (B) the aggregate principal amount to be borrowed, and
     (C) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Loan Request is attached as Exhibit A-l. The
                                                               -----------
     Administrative Agent shall give notice to each Bank holding a Commitment for the requested Term Loan promptly upon receipt of each Loan Request pursuant to this Section 2.2(a)(iii), the contents thereof and each such Bank's share of any borrowing to be made pursuant thereto.

     1.4 The first sentence of Section 2.2(d) is amended and restated in its entirety to read as follows:


     In connection with any request for a Loan, (i) Revolving Loans may be comprised of no more than ten (10) Eurodollar Loans outstanding at any time, (ii) the Tranche A Term Loan shall be comprised of no more than four
     (4) Eurodollar Loans outstanding at any time, and (iii) the Tranche B Term Loan shall be comprised of no more than four (4) Eurodollar Loans outstanding at any time.

     1.5 Section 2.4(b) is amended and restated in its entirety to read as follows:


     (b) Term Loans.
         -----------

         (i) The principal amount of the Tranche A Term Loan shall be due and payable in full on the Termination Date.


         (ii) The principal amount of the Tranche B Term Loan shall be due and payable in full on the Termination Date.

     1.6 Section 3.4(c) (ii) is amended and restated in its entirety to read as follows:


         (ii) Mandatory Prepayments. Mandatory prepayments made under subsection
              ----------------------
     (b)(ii) in respect of Asset Dispositions, under subsection (b)(iii) in respect of a sale of any capital stock in PAS or DLA, under subsection (b)
     (iv) in respect of the EchoStar Transaction Documents, under subsection (b)
     (v) in respect of dividends and distributions in respect of non-wholly owned Subsidiaries, under subsection (b)(vi) in respect of Debt Transactions, and under subsection (b)(vii) in respect of Equity Transactions shall be applied (A) if the Term Loans have been made and are outstanding, first to the Tranche A Term Loan and the Tranche B Term Loan on a pro rata basis until paid in full, and thereafter, to the Revolving Loans and/or to a cash collateral account in respect of the LOC Obligations, and (B) if the Term Loans have not been made or have been paid in full, to the Revolving Loans and/or to a cash collateral account in respect of the LOC Obligations. Within the foregoing parameters for application, mandatory prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities.

     1.7 Section 3.6(b) is amended and restated in its entirety to read as follows:

     (b) Establishment of a Term Loan Facility. Subject to the terms and
         --------------------------------------
conditions set forth herein, the Borrower may at any time upon notice to the Administrative Agent establish a Term Loan facility hereunder; provided that:


          (i) any such Term Loan facility may consist of a Tranche A Term Loan and/or a Tranche B Term Loan, each of which shall be in a minimum aggregate principal amount of $5 million and integral multiples of $1 million in excess thereof (or the remaining amount, if less),

          (ii) the conditions to the making of a Loan set forth in Section 5.3 shall be satisfied,

          (iii) the Borrower shall obtain commitments for the amount of the Tranche A Term Loan and the Tranche B Term Loan from existing Banks or other commercial banks or financial institutions reasonably acceptable to the Administrative Agent, provided that such other commercial banks and financial institutions join in this Agreement as Banks by Bank Joinder Agreement in substantially the form attached hereto as Exhibit H or other arrangement reasonably acceptable to the Administrative Agent. In connection with any such Term Loan, Schedule 1 shall be revised to reflect
                                         ----------
     the commitments and commitment percentages of the Banks, and the Borrower will provide supporting corporate resolutions, legal opinions, promissory notes and other items as may be reasonably requested by the Administrative Agent and the Banks in connection therewith; and

          (iv) after giving effect to any such Term Loan, the aggregate amount of Total Commitments (including the Term Loan Commitments, if any) shall not exceed Two Billion Dollars ($2,000,000,000).

     SECTION 2 Consent. The Banks hereby consent to the selection by the
               -------
Borrower of an Interest Period of seven days for the initial borrowing under the Tranche B Term Loan.

     SECTION 3 Representations and Warranties; No Default. The Borrower hereby
               -------------------------------------------
affirms that, after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period), and no Event of Default or Unmatured Event of Default exists under the Credit Agreement or the other Loan Documents.

     SECTION 4 Conditions Precedent. This Amendment shall become effective
               ---------------------
immediately upon receipt by the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Majority Banks, of each of the following:

     4.1 Counterparts of this Amendment duly executed by the Borrower, the Majority Banks and the Administrative Agent.

     4.2 Opinions of counsel to the Credit Parties.


     4.3 Payment by the Borrower of all fees and expenses owed by the Credit Parties to the Banks and the Administrative Agent in connection herewith.

     SECTION 5 Reaffirmation of Guaranty. Each of the Guarantors hereby (i)
               --------------------------
acknowledges and consents to all of the terms and conditions of this Amendment,
(ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under its Guaranty.

     SECTION 6 Miscellaneous.
               --------------

     6.1 Except as modified hereby, all of the terms and conditions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

     6.2 The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

     6.3 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     6.4 This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



     BORROWER:           HUGHES ELECTRONICS CORPORATION,
                         a Delaware corporation

                         By:  /s/ Patrick T. Doyle
                            --------------------
                         Name: Patrick T. Doyle
                         Title:  V.P., Treasurer



     GUARANTORS:         DIRECTV BROADBAND, INC.,
                         a Delaware corporation

                         By:
                            --------------------
                         Name:
                         Title:



                         DIRECTV ENTERPRISES, INC.,
                         a Delaware corporation

                         By:
                            --------------------
                         Name:
                         Title:



                         DIRECTV CUSTOMER SERVICES, INC.,
                         a Delaware corporation

                         By:
                            --------------------
                         Name:
                         Title:



                         DIRECTV, INC.,
                         a California corporation

                         By:
                         --------------------
                         Name:
                         Title:


                         [signature pages continue]

     IN WITNESS WHEREOF, each of the parties has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


     BORROWER:           HUGHES ELECTRONICS CORPORATION,
                         a Delaware corporation

                         By:
                            --------------------
                         Name:
                         Title:


     GUARANTORS:         DIRECTV BROADBAND, INC.,
                         a Delaware corporation

                         By: /s/ Edward J. Hayes Jr.
                            --------------------
                         Name: Edward J. Hayes Jr.
                         Title: President & CEO


                         DIRECTV ENTERPRISES, INC.,
                         a Delaware corporation

                         By:
                            --------------------
                         Name:
                         Title:


                         DIRECTV CUSTOMER SERVICES, INC.,
                         a Delaware corporation

                         By:
                            --------------------
                         Name:
                         Title:


                         DIRECTV, INC.,
                         a California corporation

                         By:
                            --------------------
                         Name:
                         Title:


                         [signature pages continue]

     IN WITNESS WHEREOF, each of the parties has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


     BORROWER:           HUGHES ELECTRONICS CORPORATION,
                         a Delaware corporation

                         By:
                            -------------------------
                         Name:
                         Title:


     GUARANTORS:         DIRECTV BROADBAND, INC.,
                         a Delaware corporation

                         By:
                            -------------------------
                         Name:
                         Title:


                         DIRECTV ENTERPRISES, INC.,
                         a Delaware corporation

                         By: /s/  Michael W. Palkovic
                            --------------------------
                         Name:  Michael W. Palkovic
                         Title: Chief Financial Officer


                         DIRECTV CUSTOMER SERVICES, INC.,
                         a Delaware corporation

                         By: /s/  Michael W. Palkovic
                            --------------------------
                         Name: Michael W. Palkovic
                         Title: Chief Financial Officer


                         DIRECTV, INC.,
                         a California corporation

                         By: /s/ Michael W. Palkovic
                            -------------------------
                         Name:  Michael W. Palkovic
                         Title:  Chief Financial Officer


                         [signature pages continue]

                         DIRECTV OPERATIONS, INC.,
                         a California corporation

                         By: /s/  Michael W. Palkovic
                            -------------------------
                         Name:  Michael W. Palkovic
                         Title: Chief Financial Officer


                         USSB II, INC.,
                         a Minnesota corporation

                         By: /s/  Michael W. Palkovic
                            -------------------------
                         Name:  Michael W. Palkovic
                         Title: Treasurer


                         HUGHES NETWORK SYSTEMS, INC.,
                         a Delaware corporation

                         By:
                            -------------------------
                         Name:
                         Title:


                         HUGHES TELECOMMUNICATIONS & SPACE COMPANY, a Delaware corporation

                         By:
                            -------------------------
                         Name:
                         Title:




                         [signature pages continue]

                         DIRECTV OPERATIONS, INC.,
                         a California corporation

                         By:
                            ------------------------
                         Name:
                         Title:


                         USSB II, INC.,
                         a Minnesota corporation

                         By:
                            ------------------------
                         Name:
                         Title:


                         HUGHES NETWORK SYSTEMS, INC.,
                         a Delaware corporation

                         By: /s/  Thomas J. McElroy
                            ------------------------
                         Name:  Thomas J. McElroy
                         Title: Vice President


                         HUGHES TELECOMMUNICATIONS & SPACE COMPANY, a Delaware corporation

                         By:
                            ------------------------
                         Name:
                         Title:






                         [signature pages continue]

                         DIRECTV OPERATIONS, INC.,
                         a California corporation

                         By:
                            --------------------
                         Name:
                         Title:


                         USSB II, INC.,
                         a Minnesota corporation

                         By:
                            --------------------
                         Name:
                         Title:


                         HUGHES NETWORK SYSTEMS, INC.,
                         a Delaware corporation

                         By:
                            --------------------
                         Name:
                         Title:


                         HUGHES TELECOMMUNICATIONS & SPACE
                         COMPANY, a Delaware corporation

                         By: /s/  Patrick T. Doyle
                            -----------------------
                         Name:  Patrick T. Doyle
                         Title:




                         [signature pages continue]

     AGENT:              BANK OF AMERICA, N.A., in its capacity as
     -----               Administrative Agent

                         By: /s/ Kevin F. Sullivan
                            -----------------------
                         Name:  Kevin F. Sullivan
                         Title: Managing Director


     LENDERS:            BANK OF AMERICA, N.A., in its
     --------            capacity as a Lender

                         By: /s/ Kevin F. Sullivan
                            --------------------
                         Name:  Kevin F. Sullivan
                         Title: Managing Director


                         JPMORGAN CHASE BANK (as successor to MORGAN
                         GUARANTY TRUST COMPANY OF NEW YORK and
                         formerly known as THE CHASE MANHATTAN BANK)

                         By:
                            --------------------
                         Name:
                         Title:


                         DEUTSCHE BANK AG NEW YORK
                         BRANCH AND/OR CAYMAN ISLANDS BRANCH

                         By:
                            --------------------
                         Name:
                         Title:


                         By:
                            --------------------
                         Name:
                         Title:


                         CITICORP USA, INC.

                         By:
                            --------------------
                         Name:
                         Title:


                         [Signature pages continue]

     AGENT:              BANK OF AMERICA, N.A., in its capacity as
     -----               Administrative Agent

                         By:
                            -----------------------
                         Name:
                         Title:


     LENDERS:            BANK OF AMERICA, N.A., in its
     -------             capacity as a Lender

                         By:
                            -----------------------
                         Name:
                         Title:


                         JPMORGAN CHASE BANK (as successor to MORGAN
                         GUARANTY TRUST COMPANY OF NEW YORK and
                         formerly known as THE CHASE MANHATTAN BANK)

                         By: /s/  David M. Mallett
                            ----------------------
                         Name:  David M. Mallett
                         Title: Vice President


                         DEUTSCHE BANK AG NEW YORK
                         BRANCH AND/OR CAYMAN ISLANDS BRANCH

                         By:
                            -----------------------
                         Name:
                         Title:

                         By:
                            -----------------------
                         Name:
                         Title:


                         CITICORP USA, INC.

                         By:
                            -----------------------
                         Name:
                         Title:


                         [Signature pages continue]

     AGENT:              BANK OF AMERICA, N.A., in its capacity as
     -----               Administrative Agent

                         By:
                             ----------------------
                         Name:
                         Title:


     LENDERS:            BANK OF AMERICA, N.A., in its
     -------             capacity as a Lender

                         By:
                             ----------------------
                         Name:
                         Title:

                         JPMORGAN CHASE BANK (as successor to MORGAN
                         GUARANTY TRUST COMPANY OF NEW YORK and
                         formerly known as THE CHASE MANHATTAN BANK)

                         By:
                             ----------------------
                         Name:
                         Title:

                         DEUTSCHE BANK AG NEW YORK BRANCH
                         AND/OR CAYMAN ISLANDS BRANCH

                         By: /s/  Oliver Schwarz
                             ----------------------
                         Name:  Oliver Schwarz
                         Title: Vice President

                         By: /s/ Martin Runow
                             ----------------------
                         Name:  Martin Runow
                         Title: Associate


                         CITICORP USA, INC.

                         By:
                             ----------------------
                         Name:
                         Title:


                         [Signature pages continue]

     AGENT:              BANK OF AMERICA, N.A., in its capacity as
     -----               Administrative Agent

                         By:
                             ----------------------
                         Name:
                         Title:


     LENDERS:            BANK OF AMERICA, N.A. in its
     -------             capacity as a Lender

                         By:
                             ----------------------
                         Name:
                         Title:

                         JPMORGAN CHASE BANK (as successor to MORGAN
                         GUARANTY TRUST COMPANY OF NEW YORK and
                         formerly known as THE CHASE MANHATTAN BANK)

                         By:
                             ----------------------
                         Name:
                         Title:


                         DEUTSCHE BANK AG NEW YORK
                         BRANCH AND/OR CAYMAN ISLANDS BRANCH

                         By:
                             ----------------------
                         Name:
                         Title:

                         By:
                             ----------------------
                         Name:
                         Title:


                         CITICORP USA, INC.

                         By:  /s/ J. Gregory Davis
                             ----------------------
                         Name:  J. Gregory Davis
                         Title: Vice President


                         [Signature pages continue]

                         CREDIT SUISSE FIRST BOSTON

                         By:  /s/ David W. Kratovil
                             ----------------------
                         Name:  David W. Kratovil
                         Title: Director

                         By: /s/ Ian W. Nalitt
                             ----------------------
                         Name:  Ian W. Nalitt
                         Title: Associate


                         BANK OF NEW YORK

                         By:
                            -----------------------
                         Name:
                         Title:


                         THE FUJI BANK, LIMITED

                         By:
                             ----------------------
                         Name:
                         Title:


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED

                         By:
                             ----------------------
                         Name:
                         Title:


                         TORONTO DOMINION (TEXAS), INC.

                         By:
                             ----------------------
                         Name:
                         Title:


                         WESTDEUTSCHE LANDESBANK
                         GIROZENTRALE, NEW YORK BRANCH

                         By:
                             ----------------------
                         Name:
                         Title:

                         By:
                             ----------------------
                         Name:
                         Title:


                         [Signature pages continue]

                         FIRSTAR BANK, N.A.

                         By:  /s/ Thomas G. Gunder
                             ----------------------
                         Name:  Thomas G. Gunder
                         Title: V.P.


                         BANK HAPOALIM B.M.

                         By:
                             ----------------------
                         Name:
                         Title:

                         By:
                             ----------------------
                         Name:
                         Title:


                         THE MITSUBISHI TRUST AND BANKING
                         CORPORATION, NEW YORK BRANCH

                         By:
                             ----------------------
                         Name:
                         Title:


                         PB CAPITAL CORPORATION

                         By:
                             ----------------------
                         Name:
                         Title:

                         By:
                             ----------------------
                         Name:
                         Title:


                         ALLFIRST BANK

                         By:
                             ----------------------
                         Name:
                         Title:



                         [Signature pages continue]

                         BANCA DI ROMA SPA

                         By:
                             ----------------------
                         Name:
                         Title:

                         By:
                             ----------------------
                         Name:
                         Title:


                         UNION BANK OF CALIFORNIA, N.A.

                         By:
                             ----------------------
                         Name:
                         Title:


                         SANPAOLO IMI S.P.A.

                         By:
                             ----------------------
                         Name:
                         Title:


                         BANK ONE, NA

                         By:
                             ----------------------
                         Name:
                         Title:


                         CIBC, INC.

                         By:  /s/ Joan S. Griffin
                             ----------------------
                         Name:  Joan S. Griffin
                         Title: Executive Director,
                                CIBC World Markets Corp.
                                AS AGENT


                         ING BANK N.V.

                         By:
                             ----------------------
                         Name:
                         Title:

                         By:
                             ----------------------
                         Name:
                         Title:


                         [Signature pages continue]

                         BANKERS TRUST COMPANY

                         By:   /s/ Scottye Lindsey
                             ----------------------
                         Name:  Scottye Lindsey
                         Title: Vice President